                                                                      EXHIBIT 16

                SCHEDULE OF COMPUTATION OF PERFORMANCE FIGURES*

                                    I. YIELD

A. Yield Formula

 Yield is computed according the following formula:

                             6
 YIELD = 2  [ ( A - B
                -----    + 1)   - 1]
                 CD

Where:
    A = dividends and interest(degrees) earned during the period.

    B = expenses accrued for the period (net of reimbursements).

    C = the average daily number of shares outstanding during the period that were entitled to receive dividends.

    D = the maximum offering price per share on the last day of the period.
--------
*The maximum sales charge in effect during the periods shown was 4.20%. (deInterestgearnedronetax-exempteobligationssis)determined as follows:

  A. In the case of a tax-exempt obligation (1) with a current market premium or (2) issued at a discount where the current market discount is less than the then-remaining portion of the original issue discount, it is necessary to first compute the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multiplied by the market value of the obligation (plus accrued interest).

  B. In the case of a tax-exempt obligation issued at a discount where the current market discount is in excess of the then-remaining portion of the original issue discount, the adjusted original issue discount basis of the obligation (plus accrued interest) is used in lieu of the market value of the obligation (plus accrued interest) in computing the yield to maturity (YTM). The YTM is then divided by 360 and the quotient is multi-plied by the adjusted original issue basis of the obligation (plus ac-crued interest).

  C. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of inter-est is used in lieu of the yield to maturity. The coupon rate is then di-vided by 360 and the quotient is multiplied by the par value of the obli-gation.

B. Yield Calculations

 1. Arizona Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$  355,392.85 -              6
                Yield = 2[ (  $53,204.75]
                              ------------------------  + 1)  - 1]
                              [$7,369,273.79 X
                              $    11.62]
                         = 4.27%


 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$   10,681.53 -            6
                Yield = 2[ (   $2,698.97]
                              ---------------------  + 1)   - 1]
                              [$221,487.69 X
                              $  11.13]
                         = 3.92%


 2. Colorado Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$  159,819.25 -               6
                Yield = 2[ (  $21,114.12]
                              ------------------------  + 1)   - 1]
                              [$3,181,817.86 X
                              $    10.69]
                         = 4.94%


 3. Florida Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 1,442,776.95 -               6
                Yield = 2[ (  $169,476.91]
                              -------------------------- + 1)   - 1]
                              [$29,226,595.15 X
                              $     11.21]
                         = 4.71%


 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$ 12,040.13 -               6
                Yield = 2[ (  $2,593.82]
                              ---------------------- + 1)    - 1]
                              [$243,899.02 X
                              $   10.75]
                         = 4.36%

 4. Florida Intermediate Municipal Bond Fund

 The following is a 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$ 22,215.44 -              6
                Yield = 2[ (  $3,638.18]
                              ---------------------- + 1)   - 1]
                              [$520,301.87 X
                              $   10.54]
                         = 4.10%

 The following is a 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$ 12,724.65 -              6
                Yield = 2[ (  $3,454.29]
                              ---------------------- + 1)   - 1]
                              [$298,020.55 X
                              $   10.22]
                         = 3.68%

 5. Maryland Municipal Bond Fund

 The following is a 30-day yield as of July 31, 1996, for the Class A Shares of the Fund:



                              [$ 42,811.42 -               6
                Yield = 2[ (  $7,629.35]
                              ----------------------   + 1)   - 1]
                              [$922,547.80 X
                              $   10.61]
                         = 4.35%

 The following is a 30-day yield as of July 31, 1996, for the Class C Shares of the Fund:

                              [$  7,918.23 -              6
                Yield = 2[ (  $2,469.42]              + 1)    - 1]
                              ---------------------
                              [$170,753.79 X
                              $   10.15]
                         = 3.80%


 The following is a 30-day yield as of July 31, 1996, for the Class R Shares of the Fund:

                              [$  204,838.02 -              6
                Yield = 2 [ ( $27,378.16]               + 1)    - 1]
                              ------------------------
                              [$4,409,810.44 X
                              $    10.17]
                          = 4.80%

 6. New Mexico Municipal Bond Fund

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$  246,240.73 -               6
                Yield = 2 [ ( $33,067.73]                + 1)   - 1]
                              ------------------------

                              [$5,113,588.30 X
                              $    10.69]
                          = 4.73%

 7. Pennsylvania Municipal Bond Fund

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$  211,669.54 -              6
                Yield = 2 [ ( $27,279.45]               + 1)   - 1]
                              ------------------------
                              [$4,332,769.25 X
                              $    10.78]
                          = 4.78%

 The following is the 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$ 24,395.34 -             6
                Yield = 2 [ ( $5,465.19]             + 1)   - 1]
                              ----------------------
                              [$499,360.29 X
                              $   10.33]
                          = 4.44%

 8. Virginia Municipal Bond Fund

 The following is the 30-day yield as of November 30, 1996, for the Class A Shares of the Fund:

                              [$   571,430.54 -              6
                Yield = 2 [ ( $81,894.24]                + 1)   - 1]
                              -------------------------
                              [$11,121,469.78 X
                              $    11.20]
                          = 4.76%

 The following is the 30-day yield as of November 30, 1996, for the Class C Shares of the Fund:

                              [$   59,915.34 -               6
                Yield = 2 [ ( $14,204.93]                + 1)   - 1]
                              -------------------------
                              [$1,166,102.59 X
                              $    10.73]
                          = 4.42%

                          II. TAXABLE EQUIVALENT YIELD

A. Taxable Equivalent Yield Formula

 The Taxable Equivalent Yield Formula is as follows:

                                Tax Exempt Yield
Taxable Equivalent    -------------------------------------
Yield =                (1 - combined federal and state in-
                                 come tax rate)

B. Taxable Equivalent Yield Calculations

Based on combined federal and state income tax rates of 44.5% for Maryland, 43.0% for Arizona and Virginia, 42.5% for Colorado, 39.5% for Florida and Flor-ida Intermediate, 0.0% for New Mexico, and 41.5% for Pennsylvania, the Taxable Equivalent Yields for the Class A Shares, Class C Shares and Class R Shares, where applicable, for the 30-day period ended July 31, 1996 for November 30, 1996, where applicable, are as follows:

                    Class A Shares    Class C Shares   Class R Shares
                    ---------------  ---------------   ---------------

Arizona Munic-
 ipal Bond           4.27%             3.92%             n/a
 Fund:              -------  = 7.49% -------  = 6.88%  ------- = n/a
                      1 -              1 -               n/a
                     .430             .430

Colorado Mu-         4.94%              n/a              n/a
 nicipal Bond       -------          -------           -------
 Fund:                1 -    = 8.59%    n/a   = n/a      n/a   = n/a
                     .425

Florida Munic-       4.71%             4.36%             n/a
 ipal Bond          -------  = 7.79% -------  = 7.21%  ------- = n/a
 Fund:                1 -              1 -               n/a
                     .395             .395

Florida Inter-
 mediate Mu-
 nicipal Bond
 Fund:               4.10%             3.68%             n/a
                    -------  = 6.78% -------  = 6.08%  ------- = n/a
                      1 -              1 -               n/a
                     .395             .395

Maryland Mu-
 nicipal Bond
 Fund:               4.35%            3.80%             4.80%
                    -------  = 7.84% -------  = 6.85%  ------- = 8.65%
                      1 -              1 -               1 -
                     .445              .445              .445

New Mexico
 Municipal
 Bond Fund:          4.73%             n/a               n/a
                    -------  = 8.52% -------  = n/a    ------- =  n/a
                      1 -              n/a               n/a
                      .445

Pennsylvania
 Municipal
 Bond Fund:
                     4.78%             4.44%             n/a
                    -------  = 8.17% -------  = 7.59%  ------- = n/a
                      1 -              1 -               n/a
                     .415             .415

Virginia Mu-
 nicipal Bond        4.76%             4.42%             n/a
 Fund:              -------  = 8.35% -------  = 7.75%  ------- = n/a
                      1 -              1 -               n/a
                     .430             .430

                             III. DISTRIBUTION RATE

A. Distribution Rate Formula

  The formula for calculation of distribution rate is as follows:

              Distribution Rate = 12 X most recent tax-exempt income dividend per share share price

B. Distribution Rate Calculations


 1. Arizona Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Arizona Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04541
                               $11.62

                           =    4.69%

    Class C Distribution Rate = 12 X $.04049
                               $11.13

                           =    4.37%


 2. Colorado Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Colorado Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04278
                               $10.69

                           =    4.80%


 3. Florida Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Florida Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04532
                               $11.21

                           =    4.85%

    Class C Distribution Rate = 12 X $.04065
                               $10.75

                           =    4.54%


 4. Florida Intermediate Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Florida Intermediate Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.03811
                               $10.54

                           =    4.34%

    Class C Distribution Rate = 12 X $.03380
                               $10.22

                           =    3.97%

 5. Maryland Municipal Bond Fund

 The following is the distribution rate as of July 31, 1996, based on the maxi-mum public offering price for the Maryland Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.0405
                               $10.61

                           =    4.58%

    Class C Distribution Rate = 12 X $.034
                               $10.15

                           =    4.02%

    Class R Distribution Rate = 12 X $.0425
                               $10.17

                           =    5.01%


 6. New Mexico Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the New Mexico Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04131
                               $10.69

                           =    4.64%


 7. Pennsylvania Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Pennsylvania Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04582
                               $10.78

                           =    5.10%

    Class C Distribution Rate = 12 X $.04123
                               $10.33

                           =    4.79%


 8. Virginia Municipal Bond Fund

 The following is the distribution rate as of November 30, 1996, based on the maximum public offering price for the Virginia Municipal Bond Fund:

    Class A Distribution Rate = 12 X $.04680
                               $11.20

                           =    5.01%

    Class C Distribution Rate = 12 X $.04196
                               $10.73

                           =    4.69%

                        IV. AVERAGE ANNUAL TOTAL RETURN

A. Average Annual Total Return Formula

 Average Annual Total Return is computed according to the following formula:

                        ERV /1//N
                    T = ---   -1
                         P

Where:T = average annual total return.

    P = a hypothetical initial payment of $1,000.

    N = number of years.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year (or fractional portion thereof) pe-riods at the end of such 1, 5 or 10-year (or fractional portion thereof) periods.

B. Average Annual Total Return Calculations

  The following are the average annual total returns for Class A Shares of the Funds for the period from inception and the 1, 5 and 10-year periods ended Au-gust 31, 1996 or November 30, 1996, whichever applicable, including the current maximum sales charge. Class A total returns reflect actual performance for pe-riods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

ANNUALIZED CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 1. Arizona Municipal Bond Fund:


                                          $1,005    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.53%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,426    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.36%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $2,020
                                     =                   -1 = 7.29%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$2,069    /1///1//0/./0//8//9/
                                     =
                                          -------        -1 = 7.47%
                                        ( $1,000  )           -----
                                                              -----


 2. Colorado Municipal Bond Fund:


                                          $1,018    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.77%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,411
                                     =                   -1 = 7.13%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    C. Inception through November 30, 1996$1,891    /1///9/./5//7//7/
                                     =
                                          -------        -1 = 6.88%
                                        ( $1,000  )           -----
                                                              -----

 3. Florida Municipal Bond Fund:


                                          $1,000    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.00%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,374    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.56%
                                        ( $1,000  )           -----
                                                              -----


    C. Inception through November 30, 1996$1,577    /1///6/./4//6//1//3/
                                     =
                                          -------        -1 = 7.30%
                                          $1,000              -----
                                        (         )           -----

ANNUALIZED CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 4. Florida Intermediate Municipal Bond Fund:


                                          $1,017    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.68%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,158    /1///2/./8//2//8//2/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 5.32%
                                        ( $1,000  )           -----
                                                              -----


 5. Maryland Municipal Bond Fund:

                                                    /1///1/
    A. 1 year ended July 31, 1996    =    $1,011         -1 = 1.07%
                                        ( ------- )           -----
                                                              -----

                                          $1,000


    B. Inception through July 31, 1996    $1,267    /1///1/./4//2//1//6/
                                     =
                                          -------        -1 = 5.49%
                                        ( $1,000  )           -----
                                                              -----

 6. New Mexico Municipal Bond Fund:


                                          $1,013    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 1.31%
                                        ( $1,000  )           ------
                                                              ------


                                                    /1///4/./1//9//7//1/
    B. Inception through November 30, 1996$1,276
                                     =                   -1 = 5.96%
                                        ( ------- )           -----
                                          $1,000              -----

 7. Pennsylvania Municipal Bond Fund:

    A. 1 year ended November 30, 1996=    $1,009    /1///1/
                                          -------        -1 = 0.85%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,371    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.51%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,927    /1///1//0/
    C. 10 years ended November 30, 1996   -------
                                     =                   -1 = 6.78%
                                        ( $1,000  )           -----
                                                              -----


    D. Inception through November 30, 1996$1,956    /1///1//0/./0//8//9/
                                     =
                                        ( ------- )      -1 = 6.87%
                                          $1,000              -----
                                                              -----

 8. Virginia Municipal Bond Fund:


                                          $1,009    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 0.86%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,375    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.58%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $1,958
                                     =                   -1 = 6.95%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$2,110    /1///1//0/./6//8/
                                     =
                                          -------        -1 = 7.24%
                                        ( $1,000  )           -----
                                                              -----

ANNUALIZED CLASS B TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:

                                          $1,044    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.38%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,463    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.91%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $2,038
                                     =                   -1 = 7.38%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$2,087    /1///1//0/./0//8//9/
                                     =
                                          -------        -1 = 7.57%
                                        ( $1,000  )           -----
                                                              -----

 2. Colorado Municipal Bond Fund:


                                          $1,057    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.66%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,390
                                     =                   -1 = 6.80%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    C. Inception through November 30, 1996$1,890    /1///9/./5//7//7/
                                     =
                                          -------        -1 = 6.87%
                                        ( $1,000  )           -----
                                                              -----

 3. Florida Municipal Bond Fund:


                                          $1,039    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 3.92%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,380    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.65%
                                        ( $1,000  )           -----
                                                              -----


    C. Inception through November 30, 1996$1,570    /1///6/./4//6//1//3/
                                     =
                                        ( ------- )      -1 = 7.24%
                                          $1,000              -----
                                                              -----

 5. Maryland Value Fund:


                                          $1,047    /1///1/
    A. 1 year ended July 30, 1996    =    -------        -1 = 4.74%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,282    /1///4/./4//2//1//6/
    B. Inception through July 31, 1996    -------
                                     =                   -1 = 5.78%
                                        ( $1,000  )           -----
                                                              -----

 6. New Mexico Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,052         -1 = 5.17%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    B. Inception through November 30, 1996$1,301    /1///4/./1//9//7//1/
                                     =
                                          -------        -1 = 6.46%
                                        ( $1,000  )           -----
                                                              -----

 7. Pennsylvania Municipal Bond Fund:

                                          $1,048    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.78%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,396    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.90%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $1,929
                                     =                   -1 = 6.79%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$1,957    /1///1//0/./0//8//9/
                                     =
                                          -------        -1 = 6.88%
                                        ( $1,000  )           -----
                                                              -----

 8. Virginia Municipal Bond Fund:

                                          $1,049    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.86%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,396
                                     =                   -1 = 6.90%
                                        ( ------- )           -----
                                          $1,000              -----


    C. 10 years ended November 30, 1996   $1,952    /1///1//0/
                                     =
                                          -------        -1 = 6.92%
                                        ( $1,000  )           -----
                                                              -----


                                          $2,104    /1///1//0/./6//8/
    D. Inception through November 30, 1996-------
                                     =                   -1 = 7.21%
                                        ( $1,000  )           -----
                                                              -----

ANNUALIZED CLASS C TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:


                                          $1,044    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.38%
                                        ( $1,000  )           -----
                                                              -----


    B. 5 years ended November 30, 1996    $1,463    /1///5/
                                     =
                                        ( ------- )      -1 = 7.91%
                                          $1,000              -----
                                                              -----


                                          $2,016    /1///1//0/
    C. 10 years ended November 30, 1996   -------
                                     =                   -1 = 7.26%
                                        ( $1,000  )           -----
                                                              -----


                                          $2,063    /1///1//0/./0//8//9/
    D. Inception through November 30, 1996-------
                                     =                   -1 = 7.44%
                                        ( $1,000  )           -----
                                                              -----

 2. Colorado Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,059         -1 = 5.87%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    B. 5 years ended November 30, 1996    $1,448    /1///5/
                                     =
                                          -------        -1 = 7.68%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,909    /1///9/./5//7//7/
    C. Inception through November 30, 1996-------
                                     =                   -1 = 6.99%
                                        ( $1,000  )           -----
                                                              -----

ANNUALIZED CLASS C TOTAL RETURNS:

 3. Florida Municipal Bond Fund:


                                          $1,039    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 3.92%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,380    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 6.65%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///6/./4//6//1//3/
    C. Inception through November 30, 1996$1,570
                                     =                   -1 = 7.24%
                                        ( ------- )           -----
                                          $1,000              -----

 4. Florida Intermediate Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,043    /1///1/
                                          -------        -1 = 4.26%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,176    /1///2/./8//2//8//2/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 5.90%
                                        ( $1,000  )           -----
                                                              -----

 5. Maryland Municipal Bond Fund:

                                          $1,047    /1///1/
    A. 1 year ended July 31, 1996    =    -------        -1 = 4.71%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1/./4//2//1//6/
    B. Inception through July 31, 1996    $1,282
                                     =                   -1 = 5.78%
                                        ( ------- )           -----
                                          $1,000              -----

 6. New Mexico Municipal Bond Fund:


    A. 1 year ended November 30, 1996=    $1,054    /1///1/
                                          -------        -1 = 5.38%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,312    /1///4/./1//9//7//1/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 6.67%
                                        ( $1,000  )           -----
                                                              -----


 7. Pennsylvania Municipal Bond Fund:


                                          $1,048    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.78%
                                        ( $1,000  )           -----
                                                              -----


    B. 5 years ended November 30, 1996    $1,396    /1///5/
                                     =
                                        ( ------- )      -1 = 6.90%
                                          $1,000              -----
                                                              -----


                                          $1,910    /1///1//0/
    C. 10 years ended November 30, 1996   -------
                                     =                   -1 = 6.68%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,936    /1///1//0/./0//8//9/
    D. Inception through November 30, 1996-------
                                     =                   -1 = 6.77%
                                        ( $1,000  )           -----
                                                              -----

 8. Virginia Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended November 30, 1996=    $1,049         -1 = 4.86%
                                        ( ------- )           -----
                                                              -----

                                             $
                                           1,000

    B. 5 years ended November 30, 1996    $1,396    /1///5/
                                     =
                                          -------        -1 = 6.90%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,934    /1///1//0/
    C. 10 years ended November 30, 1996   -------
                                     =                   -1 = 6.82%
                                        ( $1,000  )           -----
                                                              -----


    D. Inception through November 30, 1996$2,075    /1///1//0/./6//8/
                                     =
                                          -------        -1 = 7.07%
                                          $1,000              -----
                                        (         )           -----

ANNUALIZED CLASS R TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:


                                          $1,049    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.94%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,489    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 8.29%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $2,109
                                     =                   -1 = 7.75%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$2,160    /1///1//0/./0//8//9/
                                     =
                                          -------        -1 = 7.93%
                                        ( $1,000  )           -----
                                                              -----

 2. Colorado Municipal Bond Fund:


                                          $1,062    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 6.24%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,473
                                     =                   -1 = 8.06%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    C. Inception through November 30, 1996$1,974    /1///9/./5//7//7/
                                     =
                                          -------        -1 = 7.36%
                                        ( $1,000  )           -----
                                                              -----

 3. Florida Municipal Bond Fund:


                                          $1,044    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.38%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,434    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.48%
                                        ( $1,000  )           -----
                                                              -----


    C. Inception through November 30, 1996$1,646    /1///6/./4//6//1//3/
                                     =
                                        ( ------- )      -1 = 8.02%
                                          $1,000              -----
                                                              -----

 4. Florida Intermediate Municipal Bond Fund:


                                          $1,048    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 4.83%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,194    /1///2/./8//2//8//2/
    B. Inception through November 30, 1996-------
                                     =                   -1 = 6.46%
                                        ( $1,000  )           -----
                                                              -----

 5. Maryland Municipal Bond Fund:


                                                    /1///1/
    A. 1 year ended July 31, 1996    =    $1,057         -1 = 5.74%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    B. Inception through July 31, 1996    $1,338    /1///1/./4//2//1//6/
                                     =
                                          -------        -1 = 6.80%
                                        ( $1,000  )           -----
                                                              -----

 6. New Mexico Municipal Bond Fund:


                                          $1,058    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.75%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///4/./1//9//7//1/
    B. Inception through November 30, 1996$1,332
                                     =                   -1 = 7.05%
                                        ( ------- )           -----
                                          $1,000              -----

 7. Pennsylvania Municipal Bond Fund:


                                          $1,053    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.27%
                                        ( $1,000  )           -----
                                                              -----


                                          $1,431    /1///5/
    B. 5 years ended November 30, 1996    -------
                                     =                   -1 = 7.42%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///1//0/
    C. 10 years ended November 30, 1996   $2,012
                                     =                   -1 = 7.24%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    D. Inception through November 30, 1996$2,041    /1///1//0/./0//8//9/
                                     =
                                          -------        -1 = 7.33%
                                        ( $1,000  )           -----
                                                              -----

 8. Virginia Municipal Bond Fund:


                                          $1,053    /1///1/
    A. 1 year ended November 30, 1996=    -------        -1 = 5.29%
                                        ( $1,000  )           -----
                                                              -----


                                                    /1///5/
    B. 5 years ended November 30, 1996    $1,436
                                     =                   -1 = 7.50%
                                        ( ------- )           -----
                                                              -----

                                          $1,000

    C. 10 years ended November 30, 1996   $2,044    /1///1//0/
                                     =
                                          -------        -1 = 7.41%
                                        ( $1,000  )           -----
                                                              -----


                                          $2,202    /1///1//0/./6//8/
    D. Inception through November 30, 1996-------
                                     =                   -1 = 7.67%
                                        ( $1,000  )           -----
                                                              -----

                          V. CUMULATIVE TOTAL RETURN

A. Cumulative Total Return Formula

 Cumulative Total Return is computed according to the following formula:


                        ERV - P
                    T   -------
                    =      P
Where:  T = cumulative total return.

    P = a hypothetical initial payment of $1,000.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the inception of the Fund or at the first day of a specified 1-year, 5-year or 10-year period.

B. Cumulative Total Return Calculation

  The following are the cumulative total returns for the Class   Shares of the
Funds for the periods from inception and for the one, five and 10-year periods ended August 31, 1996 or November 30, 1996 whichever applicable, assuming no
imposition of sales charges. Class   total returns reflect actual performance
for the periods since class inception and Class R performance for periods prior to class inception, adjusted for the differences in sales charges and fees between the classes.

                      VI. TAXABLE EQUIVALENT TOTAL RETURN

A. Taxable Equivalent Total Return Formula

  Each Fund's taxable equivalent total return for a specific period is calcu-lated by first taking a hypothetical initial investment in the Fund's shares on the first day of the period, computing the Fund's total return for each fiscal year in the period according to the above formula, and increasing the total re-turn for each such fiscal year by the amount of additional income that a tax-able fund would need to have generated to equal the income of the Fund on an after-tax basis, at a specified tax rate (usually the highest marginal federal or combined federal and state tax rate), calculated pursuant to the formula presented above under "taxable equivalent yield." The resulting amount for the fiscal year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the fiscal year. The taxable equivalent total return factors for all the fiscal years in the period are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which pro-vides a taxable equivalent total return expressed as a percentage.

CUMULATIVE CLASS A TOTAL RETURNS including current maximum sales charge of 4.20%:

 1. Arizona Municipal Bond Fund:

                                         $1,005 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 0.53%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,426 - $1,000
                                     =                     = 42.63%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $2,020 - $1,000
    C. 10 years ended November 30, 1996  ----------------
                                     =                     = 102.04%
                                              $1,000         -------
                                       (                 )   -------

                                         $2,069 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 106.89%
                                              $1,000         -------
                                       (                 )   -------

 2. Colorado Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,018 - $1,000   = 1.77%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,411 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 41.13%
                                              $1,000         ------
                                       (                 )   ------

                                         $1,891 - $1,000
    C. Inception through November 30, 1996
                                     =                     = 89.12%
                                         ----------------    ------
                                       (      $1,000     )   ------

 3. Florida Municipal Bond Fund:

                                         $1,000 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 0.00%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,374 - $1,000
                                     =                     = 37.40%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,577 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 57.67%
                                              $1,000         ------
                                       (                 )   ------

 4. Florida Intermediate Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,017 - $1,000   = 1.68%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,158 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 15.80%
                                              $1,000         ------
                                       (                 )   ------

 5. Maryland Municipal Bond Fund:


                                         $1,011 - $1,000
    A. 1 year ended August 31, 1996  =   ----------------  = 1.07%
                                              $1,000         ----
                                       (                 )   ----

                                         $1,267 - $1,000
    D. Inception through August 31, 1996 ----------------
                                     =                     = 26.68%
                                              $1,000         -----
                                       (                 )   -----

 6. New Mexico Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,013 - $1,000   = 1.31%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,276 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 27.58%
                                              $1,000         ------

 7. Pennsylvania Municipal Bond Fund:  (                 )   ------

    A. 1 year ended November 30, 1996=   $1,009 - $1,000   = 0.85%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,371 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 37.05%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $1,927 - $1,000
                                     =                     = 92.74%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,956 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 95.55%
                                              $1,000         ------
                                       (                 )   ------

 8. Virginia Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,009 - $1,000   = 0.86%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,375 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 37.52%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $1,958 - $1,000
                                     =                     = 95.83%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $2,110 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 110.96%
                                              $1,000         -------
                                       (                 )   -------

CUMULATIVE CLASS B TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,044 - $1,000   = 4.38%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,463 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 46.29%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $2,038 - $1,000
                                     =                     = 103.81%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $2,087 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 108.72%
                                              $1,000         ------
                                       (                 )   ------

 2. Colorado Municipal Bond Fund:

                                         $1,057 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 5.66%
                                              $1,000         ----
                                       (                 )   ----

                                         $1,390 - $1,000
    B. Inception through November 30, 1996
                                     =                     = 38.97%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,890 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 88.95%
                                              $1,000         ------
                                       (                 )   ------

 3. Florida Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,039 - $1,000   = 3.92%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,380 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 37.99%
                                              $1,000         ------
                                       (                 )   ------

                                         $1,570 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 57.05%
                                              $1,000         ------
                                       (                 )   ------

 5. Maryland Municipal Bond Fund:

    A. 1 year ended July 31, 1996    =   $1,047 - $1,000   = 4.74%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,282 - $1,000
    B. Inception through July 31, 1996   ----------------
                                     =                     = 28.23%
                                              $1,000         ------
                                       (                 )   ------

 6. New Mexico Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,052 - $1,000   = 5.17%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,301 - $1,000
    B. Inception through November 30, 1996
                                     =                     = 30.11%
                                         ----------------    ------
                                       (      $1,000     )   ------

 7. Pennsylvania Municipal Bond Fund:

                                         $1,048 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.78%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,396 - $1,000
                                     =                     = 39.57%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,929 - $1,000
    C. 10 years ended November 30, 1996  ----------------
                                     =                     = 92.90%
                                              $1,000         ------
                                       (                 )   ------

                                         $1,957 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 95.73%
                                              $1,000         ------
                                       (                 )   ------

 8. Virginia Municipal Bond Fund:

                                         $1,049 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.86%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,396 - $1,000
                                     =                     = 39.60%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,952 - $1,000
    C. 10 years ended November 30, 1996  ----------------
                                     =                     = 95.24%
                                              $1,000         ------
                                       (                 )   ------

                                         $2,104 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 110.40%
                                              $1,000         ------
                                       (                 )   ------

CUMULATIVE CLASS C TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,044 - $1,000   = 4.38%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,463 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 46.29%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years through November 30, 1996$2,016 - $1,000
                                     =                     = 101.63%
                                         ----------------    -------
                                       (      $1,000     )   -------


                                         $2,063 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 106.28%
                                              $1,000         -------
                                       (                 )   -------

 2. Colorado Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,059 - $1,000   = 5.87%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,448 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 44.78%
                                              $1,000         ------
                                       (                 )   ------

                                         $1,909 - $1,000
    C. Inception through November 30, 1996
                                     =                     = 90.93%
                                         ----------------    ------
                                       (      $1,000     )   ------

 3. Florida Municipal Bond Fund:

                                         $1,039 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 3.92%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,380 - $1,000
                                     =                     = 37.99%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,570 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 57.05%
                                              $1,000         ------
                                       (                 )   ------

 4. Florida Intermediate Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,043 - $1,000   = 4.26%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,176 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 17.60%
                                              $1,000         ------
                                       (                 )   ------

 5. Maryland Municipal Bond Fund:


                                         $1,047 - $1,000
    A. 1 year ended August 31, 1996  =   ----------------  = 4.71%
                                              $1,000         ----
                                       (                 )   ----

                                         $1,282 - $1,000
    D. Inception through August 31, 1996 ----------------
                                     =                     = 28.21%
                                              $1,000         -----
                                       (                 )   -----

 6. New Mexico Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,054 - $1,000   = 5.38%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,312 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 31.21%
                                              $1,000         ------
                                       (                 )   ------

 7. Pennsylvania Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,048 - $1,000   = 4.78%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,396 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 39.57%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $1,910 - $1,000
                                     =                     = 90.99%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,936 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 93.60%
                                              $1,000         ------
                                       (                 )   ------

 8. Virginia Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,049 - $1,000   = 4.86%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,396 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 39.60%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $1,934 - $1,000
                                     =                     = 93.42%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $2,075 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 107.52%
                                              $1,000         ------
                                       (                 )   ------

CUMULATIVE CLASS R TOTAL RETURNS:

 1. Arizona Municipal Bond Fund:

                                         $1,049 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.94%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,489 - $1,000
                                     =                     = 48.89%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $2,109 - $1,000
    C. 10 years through November 30, 1996----------------
                                     =                     = 110.90%
                                              $1,000         -------
                                       (                 )   -------


                                         $2,160 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 115.96%
                                              $1,000         -------
                                       (                 )   -------

 2. Colorado Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,062 - $1,000   = 6.24%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,473 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 47.32%
                                              $1,000         ------
                                       (                 )   ------

                                         $1,974 - $1,000
    C. Inception through November 30, 1996
                                     =                     = 97.41%
                                         ----------------    ------
                                       (      $1,000     )   ------

 3. Florida Municipal Bond Fund:

                                         $1,044 - $1,000
    A. 1 year ended November 30, 1996=   ----------------  = 4.38%
                                              $1,000         ----
                                       (                 )   ----

    B. 5 years ended November 30, 1996   $1,434 - $1,000
                                     =                     = 43.42%
                                         ----------------    ------
                                       (      $1,000     )   ------

                                         $1,646 - $1,000
                                         ----------------
    C. Inception through November 30, 1996
                                     =                     = 64.58%
                                              $1,000         ------
                                       (                 )   ------

 4. Florida Intermediate Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,048 - $1,000   = 4.83%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,194 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 19.38%
                                              $1,000         ------
                                       (                 )   ------

 5. Maryland Municipal Bond Fund:


                                         $1,057 - $1,000
    A. 1 year ended August 31, 1996  =   ----------------  = 5.74%
                                              $1,000         ----
                                       (                 )   ----

                                         $1,338 - $1,000
    D. Inception through August 31, 1996 ----------------
                                     =                     = 33.76%
                                              $1,000         -----
                                       (                 )   -----


 6. New Mexico Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,058 - $1,000   = 5.75%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,332 - $1,000
                                         ----------------
    B. Inception through November 30, 1996
                                     =                     = 33.17%
                                              $1,000         ------
                                       (                 )   ------


 7. Pennsylvania Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,053 - $1,000   = 5.27%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,431 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 43.06%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $2,012 - $1,000
                                     =                     = 101.19%
                                         ----------------    -------
                                       (      $1,000     )   -------

                                         $2,041 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 104.13%
                                              $1,000         -------
                                       (                 )   -------

 8. Virginia Municipal Bond Fund:

    A. 1 year ended November 30, 1996=   $1,053 - $1,000   = 5.29%
                                         ----------------    ----
                                       (      $1,000     )   ----

                                         $1,436 - $1,000
    B. 5 years ended November 30, 1996   ----------------
                                     =                     = 43.55%
                                              $1,000         ------
                                       (                 )   ------

    C. 10 years ended November 30, 1996  $2,044 - $1,000
                                     =                     = 104.41%
                                         ----------------    -------
                                       (      $1,000     )   -------

                                         $2,202 - $1,000
                                         ----------------
    D. Inception through November 30, 1996
                                     =                     = 120.21%
                                              $1,000         -------

                                       (                 )   -------
B. Taxable Equivalent Total Return Calculations

  The taxable equivalent total return calculations for the Class R Shares of the Maryland Fund for the one-year period ended July 31, 1996 is set forth on the following pages assuming a combined federal and state income tax rate of 43.5% based on 1996 taxes.


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